EXHIBIT 24

CUMMINS INC.
2025 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2025 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2026	/s/ GARY L. BELSKE
Gary L. Belske
Director

CUMMINS INC.
2025 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2025 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2026	/s/ ROBERT J. BERNHARD
Robert J. Bernhard
Director

CUMMINS INC.
2025 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2025 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2026	/s/ BRUNO V. DI LEO ALLEN
Bruno V. Di Leo Allen
Director

CUMMINS INC.
2025 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2025 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2026	/s/ DANIEL W. FISHER
Daniel W. Fisher
Director

CUMMINS INC.
2025 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2025 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2026	/s/ CARLA A. HARRIS
Carla A. Harris
Director

CUMMINS INC.
2025 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2025 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2026	/s/ THOMAS J. LYNCH
Thomas J. Lynch
Director

CUMMINS INC.
2025 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2025 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2026	/s/ WILLIAM I. MILLER
William I. Miller
Director

CUMMINS INC.
2025 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2025 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2026	/s/ KIMBERLY A. NELSON
Kimberly A. Nelson
Director

CUMMINS INC.
2025 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2025 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2026	/s/ KAREN H. QUINTOS
Karen H. Quintos
Director

CUMMINS INC.
2025 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2025 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2026	/s/ JOHN H. STONE
John H. Stone
Director

CUMMINS INC.
2025 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2025 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2026	/s/ MATTHEW TSIEN
Matthew Tsien
Director